SCHEDULE 14A INFORMATION
(RULE 14a-101)

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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(Amendment No.    )

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Guardian Variable Products Trust
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The Guardian Insurance & Annuity Company, Inc.
10 Hudson Yards
New York, New York 10001

January 3, 2025

To Contract Owners:

Enclosed is a Proxy Statement that contains important proposals with respect to certain series (each, a “Fund”) of Guardian Variable Products Trust (the “Trust”). Each Fund serves as an investment option under certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The proposals do not seek to change the benefits or provisions of your Contract.

As the owner of a Contract, you have the right to instruct The Guardian Insurance & Annuity Company, Inc. how to vote the shares of the Fund(s) attributable to your Contract with respect to each applicable proposal and in connection with the special meeting of shareholders of the Funds to be held on January 31, 2025 at 4:00 p.m. Eastern Time.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal that applies to your Fund(s).

Formal notice of the special meeting of shareholders appears on the next page, followed by the Proxy Statement. The proposals are described in the enclosed Proxy Statement, which you should read carefully.

We appreciate your prompt response to the enclosed Proxy Statement and thank you for your continued investment in the Fund(s).

Sincerely,
/s/ Dominique Baede
Dominique Baede
Director and President The Guardian Insurance & Annuity Company, Inc.

Guardian Variable Products Trust
10 Hudson Yards
New York, New York 10001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 31, 2025

The Proxy Statement is also available at https://www.proxy-direct.com/gua-34281.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, the “Special Meeting”) of certain series (each, a “Fund” and, collectively, the “Funds”) of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, will be held via teleconference on January 31, 2025 beginning at 4:00 p.m., Eastern Time.

As the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), you have the right to instruct GIAC, the record owner of the shares of the Funds, how to vote the shares of each Fund attributable to your Contract at the Special Meeting. Under an “echo voting policy,” GIAC is required to “pass through” to its Contract owners the right to vote shares of the Funds. GIAC will vote shares for which no instructions have been received from its Contract owners in the same proportion as it votes shares for which it has received voting instructions. To make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in a Fund are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described in the accompanying Proxy Statement, at the Special Meeting, shareholders of the Funds will be asked to consider and approve the following proposals (each a Proposal and, collectively, the “Proposals”), as applicable:

1.    To change the sub-classification of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund from a “diversified” fund to a “non-diversified” fund and to eliminate the related fundamental investment restrictions;

2.    To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research

VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund without obtaining shareholder approval; and

3.    To transact any other business that properly comes before the Special Meeting.

Proposal One applies only to Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund, to change each Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”). The changes will give each of the Funds the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. Each Fund’s portfolio management team believes that this added flexibility will enable the Fund to operate its investment program in a more effective manner by increasing investments in securities that they believe to be most attractive. However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” is approved, the Funds’ risk profiles may increase. Specifically, because a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund.

Each Fund is currently sub-classified as a diversified fund and has adopted a fundamental investment restriction with respect to diversification under the 1940 Act, which may not be changed or eliminated without shareholder approval. A diversified fund must invest at least 75% of its total assets in cash and cash items, U.S. government securities, securities of other investment companies and other securities not representing more than 5% of the fund’s total assets (calculated at the time of purchase) and not hold more than 10% of the outstanding voting securities of any one issuer. In other words, a diversified fund generally must limit all investments (other than investments in cash and cash items, U.S. government securities, or other investment companies) greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets and may not hold more than 10% of the outstanding voting securities of an issuer.

Under certain market conditions, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a more limited number of issuers than a diversified fund. By changing the Funds to non-diversified status, each Fund’s portfolio managers would have greater flexibility to acquire larger positions in the securities of a single issuer as they would not be constrained by the 1940 Act diversification requirements. The Manager believes that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s portfolio managers with increased investment flexibility and potential for better investment performance. The Board recommends that shareholders approve Proposal One for each Fund, which would allow the Funds to be reclassified as non-diversified funds.

Proposal Two corresponds to the ability of each Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without first obtaining shareholder approval.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve each Proposal is up to shareholders. The Board recommends that you vote FOR the Proposals.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

All shareholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy or voting instruction card and returning it promptly. The Special Meeting will be conducted via teleconference. If you plan to participate in the Special Meeting, please email shareholdermeetings@computershare.com in advance of the Special Meeting and provide us with your full name, the “control number” on your proxy or voting instruction card, and mailing address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than 5:00 p.m., Eastern Time, on January 28, 2025. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote if you were a shareholder of the Fund as of the close of business on October 31, 2024. If you attend the Special Meeting, you may vote the shares of the Fund attributable to your Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at the touch-tone telephone number shown on your proxy or voting instruction card. If you have questions about the Special Meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342) to reach a GIAC customer service representative.

By Order of the Board of Trustees,
/s/ Dominique Baede
Dominique Baede
President Guardian Variable Products Trust
January 3, 2025

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IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING ON THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD.

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Guardian Variable Products Trust
10 Hudson Yards
New York, New York 10001

PROXY STATEMENT

January 3, 2025

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 31, 2025

This Proxy Statement is also available at https://www.proxy-direct.com/gua-34281.

INTRODUCTION

This is a Proxy Statement for series of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of the Funds listed below, for a special meeting of shareholders of the Funds (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held via teleconference on January 31, 2025 beginning at 4:00 p.m., Eastern Time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy or voting instruction card will be first distributed on or about January 3, 2025 to all shareholders of record of the Fund as of the close of business on October 31, 2024 (“Record Date”).

Proposal One applies ONLY with respect to the following Funds:

Guardian Large Cap Fundamental Growth VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund

Proposal Two applies ONLY with respect to the following Funds:

Guardian Mid Cap Traditional Growth VIP Fund	Guardian Balanced Allocation VIP Fund
Guardian Diversified Research VIP Fund	Guardian Short Duration Bond VIP Fund
Guardian Growth & Income VIP Fund	Guardian Total Return Bond VIP Fund
Guardian Mid Cap Relative Value VIP Fund

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), and some or all of your Contract value was invested in the Fund as of the Record Date. Although GIAC is the record owner of the Funds’ shares, as the Contract owner, you have the right to instruct GIAC how to vote the shares of the Fund(s) attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in the Funds are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described below, at the Special Meeting, shareholders of the Funds will be asked to consider and approve the following proposals (each a “Proposal” and, collectively, the “Proposals”), as applicable:

1.    To change the sub-classification of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund from a “diversified” fund to a “non-diversified” fund and to eliminate the related fundamental investment restrictions;

2.    To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund without obtaining shareholder approval; and

3.    To transact any other business that properly comes before the Special Meeting.

Shareholders may vote on the Proposals at the Special Meeting by following the instructions provided during the teleconference.

Proposal One applies only to Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund, to change each Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”).

The Manager believes that reclassifying each Fund as non-diversified is in the best interests of each Fund and its shareholders because non-diversified status has the potential to provide the Funds with increased investment flexibility and the potential for better investment performance.

Each Fund is currently sub-classified as a diversified fund and has adopted a fundamental investment restriction with respect to diversification under the 1940 Act, which may not be changed or eliminated without shareholder approval. A diversified fund must invest at least 75% of its total assets in cash and cash items, U.S. government securities, securities of other investment companies and other securities not representing more than 5% of the fund’s total assets (calculated at the time of purchase) and not hold more than 10% of the outstanding voting securities of any one issuer. In other words, a diversified fund generally must limit all investments (other than investments in cash and cash items, U.S. government securities, or other investment companies) greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets and may not hold more than 10% of the outstanding voting securities of an issuer.

The Manager believes that changing the Funds’ subclassification to non-diversified would enable the Funds’ respective investment teams to invest the respective Fund’s assets in fewer holdings in order to better implement the Fund’s investment strategies. As a non-diversified fund, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing a Fund’s subclassification to non-diversified, the Fund would be able to invest more of its assets in securities that the Fund’s investment team believes have favorable growth potential. The Manager believes that this added flexibility will enable the Funds to operate their investment programs in a more effective manner by increasing investments in securities that the Funds’ portfolio managers believe to be most attractive.

However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” is approved, the Funds’ risk profiles may increase. Specifically, because a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund. While the proposed change to each Fund’s subclassification would provide more investment flexibility, under certain market conditions a Fund may decide not to take advantage of such flexibility due to the valuation or relative attractiveness of the larger market cap securities in the portfolio.

Although the Trustees have determined that Proposal One is in the best interests of the Fund(s), the final decision to approve the Proposals is up to shareholders. A summary of the factors considered by the Board in connection with reaching this determination for Proposal One is set forth below. The Board recommends that you vote FOR Proposal One.

Proposal Two corresponds to the ability of each of each Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without first obtaining shareholder approval. The approval sought in Proposal Two also would permit each applicable Fund and PAIA to rely on any rule, regulation or SEC guidance or subsequent exemptive order that relates to operating such Fund in a manager-of-of managers structure with regard to affiliated or unaffiliated sub-advisers.

Although the Trustees have determined that the Proposals are the best interests of the Fund(s), the final decision to approve the Proposals is up to shareholders. A summary of the factors considered by the Board in connection with reaching this determination for each of the Proposals is set forth below. The Board recommends that you vote FOR the Proposals.

The Proposals do not seek to change any benefits or provisions under your Contract.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Trust is not aware of any matters to be presented at the Special Meeting other than the Proposals.

It is anticipated that, with shareholder approval, Proposal One would take effect on May 1, 2025 and Proposal Two would take effect immediately. Shareholders of each applicable Fund will vote separately with respect to each Proposal as it relates to the applicable Fund and approval of a Proposal for a Fund is not contingent on approval of the Proposal by any other Fund(s) or any other Proposal.

Only shareholders who owned shares of the applicable Fund(s) on the Record Date are entitled to vote. Each share of a Fund that you owned as of the Record Date entitles you to one (1) vote with respect to a Proposal with respect to that Fund and such other matters as may properly come before the Special Meeting. A fractional share has a fractional vote. The number of shares outstanding as of the Record Date is included as Appendix A to this Proxy Statement.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

Important Notice Regarding Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on January 31, 2025.
This Proxy Statement is available on the Internet at
https://www.proxy-direct.com/gua-34281.

PROPOSAL ONE

To change the sub-classification of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund from a “diversified” fund to a “non-diversified” fund

Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund (each a “Proposal One Fund” and, collectively, the “Proposal One Funds”), each a series of Guardian Variable Products Trust (the “Trust”), are currently sub-classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, the Proposal One Funds are limited as to the amount they may invest in any single issuer. Specifically, under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

In addition, each Proposal One Fund currently has a fundamental investment restriction which states that each Fund operates in a manner consistent with its classification as a “diversified company” (which may not be changed without a majority vote of the shareholders as required by the 1940 Act). If shareholders of an applicable Proposal One Fund approve changing its sub-classification from diversified to non-diversified, this fundamental investment restriction will be eliminated with respect to that Proposal One Fund.

Each Proposal One Fund’s primary benchmark is the Russell 1000® Growth Index (the “Russell Index”), which is designed to measure the performance of those Russell Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000® Index based on their market capitalization and current index membership. While neither of the Proposal One Funds is an index fund, each of the respective Proposal One Fund’s portfolio managers evaluate and consider all of the holdings in the Russell Index as potential investment opportunities. Over the past few years, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Alphabet Inc., Apple Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, Nvidia Corporation and Tesla, Inc. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. Although increased levels of concentration have fluctuated in the Russell Index in the past, the

Manager currently believes that this market concentration is likely to persist in the future. Due to the 1940 Act diversification requirements, a diversified fund must underweight these holdings relative to their weights in the Russell Index even if the portfolio managers find them to be attractive investment opportunities.

Under current market conditions, the limitations imposed on a diversified fund’s investments in any one issuer are expected to increasingly limit the Proposal One Funds’ investment flexibility within the U.S. large cap growth universe as represented by the Russell Index and put the Proposal One Funds at a competitive disadvantage against those peers that operate as non-diversified investment companies. As non-diversified funds, each Proposal One Fund could invest a greater portion of its assets in any one issuer and invest overall in a more limited number of issuers than a diversified fund. By changing each Proposal One Fund’s sub-classification to non-diversified, the respective portfolio managers of each Proposal One Fund would have greater flexibility to acquire larger positions in the securities of a single issuer as they would not be constrained by the 1940 Act diversification requirements. The Manager believes that reclassifying each Proposal One Fund as non-diversified is in the best interests of the Proposal One Fund and its shareholders because non-diversified status may provide the Proposal One Fund’s investment team with increased investment flexibility and potential for better investment performance relative to the primary benchmark.

If Proposal One is approved by shareholders on behalf of a Proposal One Fund, such Proposal One Fund would be subject to greater risks than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund and may be more susceptible to greater losses. A change in the subclassification of the Proposal One Funds to “non-diversified” could subject the Proposal One Funds to increased volatility risk because the investment performance of a non-diversified fund is typically impacted to a greater extent by the performance of a smaller number of issuers or a single issuer than that of a diversified fund.

If Proposal One is approved by shareholders on behalf of a Proposal One Fund, the Proposal One Fund will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Proposal One Fund’s current fundamental investment restriction on diversification. The Internal Revenue Code of 1986, as amended (the “Code”) requires that a fund serving as an investment allocation option under the Contracts be “adequately diversified” in order for the Contracts to be treated as a variable annuity contract or variable life insurance policy, as applicable, for federal income tax purposes. Although a Proposal One Fund would no longer be subject to the 1940 Act diversification restriction if shareholders approve Proposal One, the Proposal One Funds will continue to be subject to the diversification requirements applicable to funds offered as investment allocation options under variable annuity contracts and variable life insurance policies pursuant to Section 817(h) of the Code.1

The Board considered the recommendations of the Manager to change the Proposal One Funds’ subclassifications under the 1940 Act to non-diversified companies and to eliminate the Proposal One Funds’ fundamental investment restriction related to diversification. The Board considered all factors it believed to be relevant, including the potential impact of Proposal One on the Proposal One Funds. Following its consideration of these matters, the Board unanimously approved the proposed change in each Proposal One Fund’s subclassification to “non-diversified” and the elimination of each Proposal One Fund’s related fundamental investment restriction. It is anticipated that Proposal One, if approved, will take effect on May 1, 2025. If Proposal One is not approved by shareholders with respect to a Proposal One Fund, that Proposal One Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Proposal One Fund’s related fundamental investment restriction on diversification will remain in effect.

board recommendation

After careful consideration, the Board of the Trust, including the Independent Trustees, unanimously recommends that the shareholders of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund vote FOR Proposal One.

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1    Among other things, subject to certain exceptions, IRC Section 817(h) requires that the investments of a segregated asset account are considered adequately diversified only if: (i) no more than 55 percent of the value of the total assets of the account is represented by any one investment; (ii) no more than 70 percent of the value of the total assets of the account is represented by any two investments; (iii) no more than 80 percent of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90 percent of the value of the total assets of the account is represented by any four investments.

PROPOSAL TWO

APPROVAL TO PERMIT PARK AVENUE INSTITUTIONAL ADVISERS LLC, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), in its capacity as the investment manager to Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund, (each, a “Proposal Two Fund” and, collectively, the “Proposal Two Funds”), each a series of Guardian Variable Products Trust (the “Trust”), subject to the oversight of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into, and/or materially amend, sub-advisory agreements with affiliated and unaffiliated sub-advisers retained by PAIA, to manage a Fund, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement (“Proposal Two”).

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to investment companies, such as the Funds. The Manager and the Trust have received an exemptive order1 (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are indirect or direct “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is an indirect or direct wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order is subject to certain conditions, including that each Proposal Two Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new sub-adviser.

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1    See Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC, Rel. No. IC-32468 (Feb. 6, 2017) (Order), File No. 812-14627.

Pursuant to or in reliance on orders issued to GIAC by the SEC permitting the substitution of shares of certain funds available as investment options under the Contracts with corresponding shares of each Proposal Two Fund, among other series of the Trust2 (the “Substitution Order”), once a fund that is subject to the Substitution Order receives assets in a substitution, the Manager and the Trust may not change a sub-adviser, add a new sub-adviser, or otherwise rely on the Order or any replacement order from the SEC with respect to any of the Proposal Two Funds without first obtaining shareholder approval of the change in sub-adviser, the new sub-adviser, or the Proposal Two Fund’s ability to rely on the Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law. Each of the Proposal Two Funds was subject to the Substitution Order and received assets in a substitution. Thus, the Proposal Two Funds must obtain shareholder approval to be able to rely on the Order.

By approving Proposal Two, shareholders are approving the operation by each Proposal Two Fund in a manager-of-managers structure under the terms and conditions of the Order. Shareholders also are approving any manager-of-managers structure that may be permitted now or in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule. It is anticipated that Proposal Two, if approved, will take effect immediately upon shareholder approval. If shareholders do not approve Proposal Two, the Proposal Two Funds may not rely on the Order, as described above.

How Would the “Manager-of-Managers” Arrangement Benefit the Proposal Two Funds and their Shareholders?

As noted below, the Board believes that it is in the best interests of each Proposal Two Fund and its shareholders to provide PAIA and the Board with flexibility to make changes in sub-advisers and to change sub-advisers without incurring the significant delay and expense associated with obtaining shareholder approval. PAIA believes that the manager-of-managers arrangement under the Order would permit each Proposal Two Fund to operate more efficiently and cost-effectively than operating without the ability to rely on the Order. For example, PAIA would have greater flexibility to make decisions with respect to sub-advisers in a more time sensitive manner.

Currently, the Trust must call and hold a shareholder meeting of a Proposal Two Fund before it may appoint a new sub-adviser or materially amend a sub-advisory agreement, as required by applicable law. Each time

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2    See The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-33594 (Aug. 20, 2019) (Order), File No. 812-14911; and The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-33003 (Feb. 7, 2018) (Order), File No. 812-14714. See also, Commission Statement on Insurance Product Fund Substitution Applications, Rel. No. IC-34199 (Feb. 23, 2021).

a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Proposal Two Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Proposal Two Fund, thereby reducing shareholders’ investment returns.

As the investment manager to the Proposal Two Funds, PAIA is responsible for supervising the sub-advisers in the performance of their duties to the Proposal Two Funds. Under the Trust’s “manager-of-managers” arrangement, PAIA is responsible for providing various ongoing oversight and monitoring functions with respect to each sub-adviser and reporting to the Board in connection with these functions. Also, PAIA is currently responsible for recommending to the Board whether a sub-advisory agreement should be entered into, continued or terminated with respect to each Proposal Two Fund. In determining whether to recommend to the Board the continuation or termination of a sub-advisory agreement, PAIA considers several factors, including the sub-adviser’s performance record while managing the relevant Proposal Two Fund.

Pursuant to the investment management agreement between the Trust, on behalf of the Proposal Two Funds, and PAIA (“Management Agreement”), PAIA is responsible for managing the assets of each Proposal Two Fund, either directly or via one or more sub-advisers under PAIA’s supervision. Consistent with the terms of the Management Agreement, PAIA believes that shareholders already expect that PAIA and the Board will take responsibility for overseeing any sub-advisers engaged for a Proposal Two Fund and recommending whether a particular sub-adviser should be hired, terminated, or replaced without shareholder approval. This approach would avoid the considerable costs and significant delays associated with seeking specific shareholder approval for entering into sub-advisory agreements, on behalf of a Proposal Two Fund, or materially amending such agreements. Further, such an approach would be consistent with shareholders’ expectations that PAIA will use its experience and expertise to recommend qualified candidates to serve as sub-advisers and would permit PAIA to more efficiently and effectively take steps intended to meet such expectations for monitoring such sub-advisers.

If shareholders approve Proposal Two, the Board would continue to oversee the selection and engagement of sub-advisers. Further, the Board would continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board would continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial term of up to two years. Prior to entering into, renewing, or amending a sub-advisory agreement, PAIA and the relevant sub-adviser have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Proposal Two Funds to PAIA or the Quality of Advisory Service the Funds Receive?

Proposal Two would not directly affect the amount of management fees paid by any Proposal Two Fund to PAIA. When entering into and amending sub-advisory agreements, PAIA has negotiated and will continue to negotiate fees paid to the sub-advisers for their services. Also, if Proposal Two is approved, PAIA will continue to pay sub-advisory fees for the Proposal Two Funds from its own assets. The fees paid to PAIA by the Proposal Two Funds are considered by the Board in approving and renewing the management and sub-advisory agreements. Further, whether or not shareholders approve Proposal Two, PAIA will continue to be required to provide the same level of management and administrative services to the Proposal Two Funds as it currently provides, in accordance with the Management Agreement.

What were the Primary Factors Considered by the Board in Connection with Proposal Two?

The Board considered the desirability of retaining flexibility for PAIA to recommend, and for the Board to approve, changes in certain sub-advisers that may become necessary due to, among other things, concerns regarding performance, compliance, and other matters. Although the Board took into account that shareholders would no longer have the opportunity to vote to approve such changes, the Board considered that shareholders’ interests would be served by avoiding the delay and expense of convening a shareholder meeting to enter into new sub-advisory agreements or materially amend such agreements. The Board considered that the Order imposed conditions that were designed to protect the interests of shareholders. In addition, the Board considered that the manager-of-managers structure would continue to serve the best interests of the Proposal Two Funds’ shareholders without creating any adverse impact on the provision of sub-advisory services to the Proposal Two Funds.

board recommendation

After careful consideration, the Board of the Trust, including the Independent Trustees, unanimously recommends that the shareholders of each Proposal Two Fund vote FOR Proposal Two.

VOTING AND OTHER INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies and voting instructions for the Proposals to be voted upon at the Special Meeting, which will be held via teleconference on January 31, 2025 at 4:00 p.m., Eastern Time.

You may provide GIAC with your voting instructions in one of four ways:

•  By Mail: Complete and sign the enclosed voting instruction card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•  Online: Visit the website address printed on your voting instruction card;

•  By Touch-Tone Telephone Prior to the Special Meeting: Call the toll-free number printed on your voting instruction card; or

•  By Teleconference During the Special Meeting: Follow the procedures set forth in the Notice of Special Meeting of Shareholders to obtain the dial-in number for the Special Meeting and provide voting instructions as directed during the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your voting instruction card.

Voting instruction cards must be received by the day before the Special Meeting. Voting instructions submitted by touch-tone telephone or on the Internet must be submitted by 3:59 p.m. Eastern Time on the day of the Special Meeting. You may submit your voting instructions at the Special Meeting, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or on the Internet.

You may revoke a voting instruction once it is given, so long as it is submitted within the voting period, by submitting a later-dated voting instruction or a written notice of revocation to the Trust. You may also revoke your voting instructions by attending the Special Meeting and providing your voting instructions at the Special Meeting. All properly executed proxies or voting instructions received in time for the Special Meeting will be voted as specified in the proxy or voting instruction, or, if no specification is made, FOR the Proposal(s).

Only shareholders of a Fund as of the close of business on the Record Date are entitled to receive notice of and to vote with respect to that Fund. Each share held as of the close of business on the Record Date is entitled to one vote. Participation in the Special Meeting by phone or by proxy (i.e., GIAC as the record owner of the Fund’s shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business.

When a quorum is present, approval of a Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

GIAC, as the holder of record of shares of the Funds, is required to “pass through” to its Contract owners the right to vote shares of the Funds. The Trust expects that GIAC will vote 100% of the shares of the Funds held by its separate account(s) in accordance with instructions from its Contract owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of the Funds in the same proportion as votes submitted by Contract owners, it is possible that a small number of Contract owners could determine the outcome of a proposal. Furthermore, as the sole record owner of each Fund’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Although it is not expected that the Funds will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes, if any, will have the same effect as votes against a Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals. The individuals named as proxies on the enclosed proxy card will vote in accordance with their discretion with regard to any business that properly comes before the Special Meeting.

If shareholders of a Fund do not approve a Proposal, the Board would then consider what, if any, further steps to take.

Future Shareholder Proposals

The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting

Proxies or voting instructions will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of GIAC or its affiliates or, in GIAC’s discretion, a commercial firm retained for this purpose. The Trust has retained Computershare to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation. The expenses relating to the Special Meeting, including the preparation, printing, mailing, solicitation, and tabulation of the votes, including the costs of any proxy solicitor, any additional solicitation and mailings, and costs related to any necessary prospectus supplements, will be borne by PAIA with respect to Proposal One, and by GIAC with respect to Proposal Two. These costs are estimated to be approximately $32,000.

Householding

Unless you have instructed the Trust otherwise, only one copy of this proxy statement may be mailed to multiple Contract owners who share a mailing address (a “Household”). If you need additional copies of this proxy statement, please contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please write to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592, or call GIAC toll free at 1-888-GUARDIAN (1-888-482-7342).

Shareholder Reports

The Trust will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Contract owners. To obtain information, or for shareholder inquiries, contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the investment manager of the Fund pursuant to an Investment Management Agreement dated August 8, 2016.

Distributor

Park Avenue Securities LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the distributor for the shares of the Fund pursuant to a Distribution and Service Agreement dated August 8, 2016.

Administrator

State Street Bank and Trust Company, a Massachusetts trust company located at One Congress Street, Boston, Massachusetts 02114, provides certain administrative services, including fund accounting and tax-related services, to the Fund pursuant to an Administration Agreement dated August 25, 2016.

APPENDIX A

Shares Outstanding as of the Record Date

As of the Record Date, the Funds had the following number of shares outstanding:

Fund Name	Number of Shares Outstanding
Guardian Large Cap Fundamental Growth VIP Fund	6,548,987.760
Guardian Large Cap Disciplined Growth VIP Fund	12,040,000.341
Guardian Mid Cap Traditional Growth VIP Fund	2,171,869.799
Guardian Diversified Research VIP Fund	3,940,928.902
Guardian Growth & Income VIP Fund	5,092,615.230
Guardian Mid Cap Relative Value VIP Fund	5,541,978.714
Guardian Balanced Allocation VIP Fund	17,729,696.699
Guardian Short Duration Bond VIP Fund	14,268,685.242
Guardian Total Return Bond VIP Fund	22,706,430.534

Beneficial Ownership of Shares

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

As of the Record Date, to the Fund’s knowledge, the shareholders who owned of record 5% or more of the outstanding shares of the Fund were as set forth below:

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares Owned
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2WB 10 HUDSON YARDS NEW YORK, NY 10001	37.43%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 4B3 10 HUDSON YARDS NEW YORK, NY 10001	29.39%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2WL 10 HUDSON YARDS NEW YORK, NY 10001	21.66%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 - 4L3 10 HUDSON YARDS NEW YORK, NY 10001	5.45%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: /A R B SHARE - 2UB 10 HUDSON YARDS NEW YORK, NY 10001	27.86%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 257 10 HUDSON YARDS NEW YORK, NY 10001	19.58%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares Owned
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 4B0 10 HUDSON YARDS NEW YORK, NY 10001	17.14%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2UL 10 HUDSON YARDS NEW YORK, NY 10001	16.01%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2RA 10 HUDSON YARDS NEW YORK, NY 10001	12.45%
Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 4B6 10 HUDSON YARDS NEW YORK, NY 10001	83.20%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 - 4L6 10 HUDSON YARDS NEW YORK, NY 10001	16.51%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 2B1 10 HUDSON YARDS NEW YORK, NY 10001	36.57%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	29.19%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	13.10%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares Owned
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	8.75%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 - 2L1 10 HUDSON YARDS NEW YORK, NY 10001	6.31%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2R3 10 HUDSON YARDS NEW YORK, NY 10001	6.01%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 2B3 10 HUDSON YARDS NEW YORK, NY 10001	39.32%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 10 HUDSON YARDS NEW YORK, NY 10001	32.82%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0VL 10 HUDSON YARDS NEW YORK, NY 10001	14.66%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 - 2L3 10 HUDSON YARDS NEW YORK, NY 10001	7.21%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 - 4B5 10 HUDSON YARDS NEW YORK, NY 10001	61.24%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares Owned
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 10 HUDSON YARDS NEW YORK, NY 10001	16.95%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 - 4L5 10 HUDSON YARDS NEW YORK, NY 10001	11.59%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 44L 10 HUDSON YARDS NEW YORK, NY 10001	7.70%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D - 4DK 10 HUDSON YARDS NEW YORK, NY 10001	50.76%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EK 10 HUDSON YARDS NEW YORK, NY 10001	17.03%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A B - B15 10 HUDSON YARDS NEW YORK, NY 10001	10.25%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A A - 4AJ 10 HUDSON YARDS NEW YORK, NY 10001	7.07%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A K - 082 10 HUDSON YARDS NEW YORK, NY 10001	6.06%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares Owned
Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 47B 10 HUDSON YARDS NEW YORK, NY 10001	40.10%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BSHARE2012 - 0BR 10 HUDSON YARDS NEW YORK, NY 10001	25.71%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 47L 10 HUDSON YARDS NEW YORK, NY 10001	23.51%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0SB 10 HUDSON YARDS NEW YORK, NY 10001	58.80%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0SL 10 HUDSON YARDS NEW YORK, NY 10001	31.60%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BD 10 HUDSON YARDS NEW YORK, NY 10001	8.64%

Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. FUNDS FUNDS FUNDS Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Fundamental Growth VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Diversified Research VIP Fund Guardian Growth & Income VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Balanced Allocation VIP Fund Guardian Short Duration Bond VIP Fund Guardian Total Return Bond VIP Fund Please detach at perforation before mailing PROXY CARD GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST The undersigned shareholder of each series (each, a “Fund”) listed above of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, hereby appoints Dominique Baede, Kathleen Moynihan, and Larry Weiss, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund(s) (the “Special Meeting”) to be held on January 31, 2025, at 4:00 p.m. (Eastern time), to consider and vote on the proposals set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting. The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 GUA_34281_120624 PLEASE SIGN AND DATE ON THE REVERSE SIDE. Code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 31, 2025. The Proxy Statement, Notice of Special Meeting and Proxy Card for this meeting are available at: https://www.proxy-direct.com/gua-34281 FUNDS FUNDS FUNDS Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Fundamental Growth VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Diversified Research VIP Fund Guardian Growth & Income VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Balanced Allocation VIP Fund Guardian Short Duration Bond VIP Fund Guardian Total Return Bond VIP Fund Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: Proposals THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL THAT APPLIES TO YOUR FUND. 1. To change the sub-classification of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund from a “diversified” fund to a “non-diversified” fund and to eliminate the related fundamental investment restrictions. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Guardian Large Cap Disciplined Growth VIP Fund 02 Guardian Large Cap Fundamental Growth VIP Fund 2. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund without obtaining shareholder approval. FOR AGAINST ABSTAIN 01 Guardian Mid Cap Traditional Growth VIP Fund 02 Guardian Diversified Research VIP Fund 03 Guardian Growth & Income VIP Fund 04 Guardian Mid Cap Relative Value VIP Fund 05 Guardian Balanced Allocation VIP Fund 06 Guardian Short Duration Bond VIP Fund 07 Guardian Total Return Bond VIP Fund FOR AGAINST ABSTAIN 3. To transact any other business that properly comes before the Special Meeting. Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code GUA 34281

EVERY VOTE IS IMPORTANT Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. FUNDS FUNDS FUNDS Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Fundamental Growth VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Diversified Research VIP Fund Guardian Growth & Income VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Balanced Allocation VIP Fund Guardian Short Duration Bond VIP Fund Guardian Total Return Bond VIP Fund Please detach at perforation before mailing VOTING INSTRUCTION CARD GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2025 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST [INSURANCE COMPANY NAME DROP-IN]. This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of each series (each, a “Fund”) listed above of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s), be cast as designated on the reverse side at the Special Meeting of Shareholders of the Fund(s) (the “Special Meeting”) scheduled to be held on January 31, 2025, at 4:00 p.m. (Eastern time). The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 GUA_34281_120624_VI PLEASE SIGN AND DATE ON THE REVERSE SIDE. code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 31, 2025. The Proxy Statement, Notice of Special Meeting and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/gua-34281 FUNDS FUNDS FUNDS Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Fundamental Growth VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Diversified Research VIP Fund Guardian Growth & Income VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Balanced Allocation VIP Fund Guardian Short Duration Bond VIP Fund Guardian Total Return Bond VIP Fund Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: Proposals THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL THAT APPLIES TO YOUR FUND. 1. To change the sub-classification of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund from a “diversified” fund to a “non-diversified” fund and to eliminate the related fundamental investment restrictions. 01 Guardian Large Cap Disciplined Growth VIP Fund FOR AGAINST ABSTAIN 02 Guardian Large Cap Fundamental Growth VIP FundFOR AGAINST ABSTAIN 2. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund without obtaining shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Guardian Mid Cap Traditional Growth VIP Fund 02 Guardian Diversified Research VIP Fund 03 Guardian Growth & Income VIP Fund 04 Guardian Mid Cap Relative Value VIP Fund 05 Guardian Balanced Allocation VIP Fund 06 Guardian Short Duration Bond VIP Fund 07 Guardian Total Return Bond VIP Fund 3. To transact any other business that properly comes before the Special Meeting. Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code GUA2 34281